DERIVED 8/24/05

$33,000,000

Class M-2

Mezzanine Certificates Offered

(Approximate)

$8,500,000

Class B-2

Subordinate Certificates Offered

(Approximate)

$989,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

HEAT 2005-7
CLASS M-2
Triggers Functional
To Maturity	49
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-2

40% Severity
Yield	3.1%	5.1%	7.1%
Discount Margin	59	51	54
Wtd Ave Life	6.8	6.9	6.9
Total Coll Losses to Maturity	17.2%	17.2%	16.9%
DM-Break CDR	22.7%	22.8%	22.2%
Loss on M-2	-	264,222.2	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	6.8	6.8	6.9
Total Coll Losses to Maturity	17.2%	17.2%	16.9%
B/E CDR	22.7%	22.7%	22.2%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	3.2%	5.1%	7.1%
Discount Margin	59	49	50
Wtd Ave Life	7.5	7.6	7.6
Total Coll Losses to Maturity	17.7%	17.7%	17.3%
DM-Break CDR	17.4%	17.4%	16.9%
Loss on M-2	-	369,315	235,903
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.5	7.4	7.5
Total Coll Losses to Maturity	17.7%	17.6%	17.3%
B/E CDR	17.4%	17.3%	16.8%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	3.2%	5.2%	7.1%
Discount Margin	59	58	52
Wtd Ave Life	7.9	7.9	8.1
Total Coll Losses to Maturity	18.1%	18.0%	17.6%
DM-Break CDR	14.1%	14.0%	13.6%
Loss on M-2	-	-	165,109
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.9	7.9	7.9
Total Coll Losses to Maturity	18.1%	18.0%	17.5%
B/E CDR	14.1%	14.0%	13.5%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-7
CLASS M-2
Triggers Functional
To Maturity	49
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-2

40% Severity
Yield	3.1%	5.1%	7.1%
Discount Margin	49	53	52
Wtd Ave Life	7.3	7.4	7.4
Total Coll Losses to Maturity	15.2%	15.0%	14.6%
DM-Break CDR	19.2%	18.8%	18.1%
Loss on M-2	330,435	200,291	139,404
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.2	7.2	7.3
Total Coll Losses to Maturity	15.2%	15.0%	14.5%
B/E CDR	19.1%	18.7%	18.0%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	3.2%	5.1%	7.1%
Discount Margin	58	52	53
Wtd Ave Life	7.9	7.9	8.0
Total Coll Losses to Maturity	16.0%	15.8%	15.3%
DM-Break CDR	15.2%	14.9%	14.3%
Loss on M-2	40,313	266,505	127,662
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.6	7.7	7.7
Total Coll Losses to Maturity	15.9%	15.7%	15.2%
B/E CDR	15.1%	14.8%	14.2%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	3.2%	5.2%	7.2%
Discount Margin	59	58	55
Wtd Ave Life	8.2	8.2	8.2
Total Coll Losses to Maturity	16.5%	16.2%	15.7%
DM-Break CDR	12.6%	12.3%	11.8%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	8.2	8.2	8.2
Total Coll Losses to Maturity	16.5%	16.2%	15.7%
B/E CDR	12.6%	12.3%	11.8%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-7
CLASS M-2
Triggers Functional
To Maturity	49
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-2

200% PPC
Yield	2.9%	7.0%	5.0%	24.449
Discount Margin	49	51	57	25.728
Wtd Ave Life	1.7	3.0	3.0	27.342
Total Coll Losses to Maturity	1.2%	15.0%	14.2%	14.859
DM-Break CDR	2.0%	27.3%	25.7%	14.319
Loss on M-2	-	-	-	13.27
Libor	Fwd - 200 bps	Fwd + 200 bps	Forward

Wtd Ave Life	2.9	3.0	3.0
Total Coll Losses to Maturity	13.5%	15.0%	14.2%
B/E CDR	24.4%	27.3%	25.7%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Fwd + 200 bps	Forward

100% PPC
Yield	3.2%	7.1%	5.1%
Discount Margin	59	50	49
Wtd Ave Life	7.5	7.6	7.6
Total Coll Losses to Maturity	17.7%	17.3%	17.7%
DM-Break CDR	17.4%	16.9%	17.4%
Loss on M-2	-	235,903	369,315
Libor	Fwd - 200 bps	Fwd + 200 bps	Forward

Wtd Ave Life	7.5	7.5	7.4
Total Coll Losses to Maturity	17.7%	17.3%	17.6%
B/E CDR	17.4%	16.8%	17.3%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Fwd + 200 bps	Forward

50% PPC
Yield	3.2%	7.2%	5.3%
Discount Margin	50	51	57
Wtd Ave Life	12.5	13.2	12.6
Total Coll Losses to Maturity	23.9%	22.4%	23.4%
DM-Break CDR	14.9%	13.3%	14.3%
Loss on M-2	540,373	406,622	-
Libor	Fwd - 200 bps	Fwd + 200 bps	Forward

Wtd Ave Life	12.2	12.9	12.6
Total Coll Losses to Maturity	23.8%	22.3%	23.4%
B/E CDR	14.8%	13.2%	14.3%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Fwd + 200 bps	Forward

HEAT 2005-7
CLASS M-2
Triggers Functional
To Maturity	49
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-2

200% PPC
Yield	2.9%	5.0%	6.9%
Discount Margin	49	57	51
Wtd Ave Life	1.7	3.0	3.0
Total Coll Losses to Maturity	1.1%	12.9%	13.7%
DM-Break CDR	1.9%	23.3%	24.8%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	2.9	3.0	3.0
Total Coll Losses to Maturity	12.3%	12.9%	13.7%
B/E CDR	22.1%	23.3%	24.8%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	3.2%	5.1%	7.1%
Discount Margin	58	52	53
Wtd Ave Life	7.9	7.9	8.0
Total Coll Losses to Maturity	16.0%	15.8%	15.3%
DM-Break CDR	15.2%	14.9%	14.3%
Loss on M-2	40,313	266,505	127,662
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.6	7.7	7.7
Total Coll Losses to Maturity	15.9%	15.7%	15.2%
B/E CDR	15.1%	14.8%	14.2%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	3.3%	5.3%	7.3%
Discount Margin	54	57	54
Wtd Ave Life	13.3	13.6	14.1
Total Coll Losses to Maturity	21.6%	20.8%	19.6%
DM-Break CDR	12.7%	11.9%	10.8%
Loss on M-2	281,239	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	12.9	13.6	14.1
Total Coll Losses to Maturity	21.5%	20.8%	19.6%
B/E CDR	12.6%	11.9%	10.8%
Loss on M-2	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps